Exhibit 10.1

RADIAN GROUP INC.

2008 EMPLOYEE STOCK PURCHASE PLAN

The following constitute the provisions of the 2008 Employee Stock Purchase Plan of Radian Group Inc.:

1. Purpose. The purpose of the Plan is to provide Eligible Employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company, on the terms and conditions set forth herein. The Company believes that the Plan will assist the Company in attracting and retaining the services of employees and aligning the interests of participating employees with those of the Company and its stockholders. It is the intention of the Company that the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the Code. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2. Definitions.

(a)	“Board” shall mean the Board of Directors of the Company.

(b) “Code” shall mean the Internal Revenue Code of 1986, as amended, and any successor statute of similar nature. References to specific sections of the Code shall be taken to be references to corresponding sections of any successor statute.

(c) “Committee” shall mean the Compensation and Human Resources Committee of the Board or any other committee appointed by the Board to administer the Plan.

(d) “Common Stock” shall mean the Common Stock of the Company, par value $0.001.

(e) “Company” shall mean Radian Group Inc., a Delaware corporation.

(f) “Compensation” shall mean all regular straight time gross cash earnings and shall not include payments for commissions, overtime, shift premium, incentive compensation, incentive payments, bonuses, expense reimbursement, expense allowances and other compensation.

(g) “Continuous Status” shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Eligible Employee shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Company or an absence by reason of uniformed military service, provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

(h) “Contributions” shall mean all amounts credited to the account of a Participant pursuant to the Plan, whether by payroll deduction, direct payment, tender of shares or otherwise.

(i) “Designated Subsidiaries” shall mean the Subsidiaries which have been designated by the Board or the Committee from time to time as eligible to participate in the Plan.

(j) “Eligible Employee” shall mean any person who is customarily employed for at least twenty (20) hours per week and more than five (5) months in a calendar year by the Company or one of its Designated Subsidiaries and who is not deemed for purposes of Section 423(b)(3) of the Code to own stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any Subsidiary. The term shall not include any person employed by the Company or any Subsidiary on a temporary basis.

(k) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(l) “Fair Market Value” shall mean the closing price at which the Common Stock shall have been sold regular way on the New York Stock Exchange on the date as of which such value is being determined or, if no sales occurred on such day, then on the next preceding day on which there were such sales, or, if at any time the Common Stock shall not be listed on the New York Stock Exchange, the fair market value as determined by the Board or the Committee on the basis of available prices for such Common Stock or in such manner as may be authorized by applicable regulations under the Code.

(m) “Offering Date” shall mean the first business day of each Offering Period of the Plan.

(n) “Offering Period” shall mean a period of time defined by the Board or the Committee during which a Participant’s Contributions are accumulated for the purpose of purchasing shares of the Company’s Common Stock. The maximum offering period under the Plan is 27 months.

(o) “Participant” shall mean any Eligible Employee who elects to participate in the Plan.

(p) “Plan” shall mean this Radian Group Inc. 2008 Employee Stock Purchase Plan.

(q) “Plan Coordinator” shall mean the individual designated by the Board or the Committee to receive Subscription Agreements and other documentation from Participants.

(r) “Purchase Date” shall mean the last day of each Purchase Period of the Plan.

(s) “Purchase Period” shall mean the period of time within an Offering Period in which Contributions are accumulated for the purpose of buying stock on the next scheduled Purchase Date in accordance with the terms and conditions of the Plan. Generally the Purchase Period falls between the Offering Date and the Purchase Date or between Purchase Dates where there are multiple Purchase Dates within one Offering Period.

(t) “Registration Statement” shall mean the Company’s registration statement on Form S-8 under the Securities Act with respect to the shares of Common Stock to be issued under the Plan.

(u) “Securities Act” shall mean the Securities Act of 1933, as amended.

(v) “Subscription Agreement” shall mean the instrument prescribed by the Board or the Committee pursuant to which an Eligible Employee may enroll as a Participant and subscribe for the purchase of shares of Common Stock on the terms and conditions offered by the Company in accordance with the Plan. The Subscription Agreement is also intended to evidence the Company’s offer of an option to the Eligible Employee to purchase Common Stock on the terms and conditions set forth therein and herein.

(w) “Subsidiary” shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

3. Eligibility.

(a) Generally. Any person who is an Eligible Employee as of the Offering Date of a given Offering Period shall be eligible to participate in such Offering Period under the Plan, subject to the requirements of Section 5(a) of the Plan and the limitations imposed by Section 423(b) of the Code.

(b) Limitations on Eligibility. Any provisions of the Plan to the contrary notwithstanding, no Eligible Employee shall be granted an option under the Plan (i) if, immediately after grant, such Eligible Employee (or any other person whose stock would be attributed to such Eligible Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%)

or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary of the Company, or (ii) if such option would permit his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate that exceeds the maximum amount allowed under Section 423(b)(8) of the Code of Fair Market Value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

4. Offering Periods and Purchase Periods.

(a) Offering Periods. The Plan shall be implemented by a series of Offering Periods of such duration or durations as may be determined by the Board or the Committee, with new Offering Periods commencing on such date or dates as may be determined by the Board or the Committee. The initial Offering Period under the Plan shall not commence prior to the effective date of the Registration Statement. The Board or the Committee shall have the power to change the duration and/or the frequency of Offering Periods with respect to future offerings without stockholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected.

(b) Purchase Periods. Each Offering Period shall consist of one or more consecutive Purchase Periods as determined by the Board or the Committee with the duration or durations determined by the Board or the Committee. The last day of each Purchase Period shall be the “Purchase Date” for such Purchase Period. The initial Purchase Period under the Plan shall not commence prior to the effective date of the Registration Statement; and the initial Purchase Date under the Plan shall not take place unless, prior thereto, the Plan shall have been approved by the stockholders of the Company as required by Section 20(c) below. The Board or the Committee shall have the power to change the duration and/or frequency of Purchase Periods with respect to future purchases without stockholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Purchase Period to be affected.

5. Participation.

(a) Subscription Agreement. An Eligible Employee may become a Participant in the Plan by completing a Subscription Agreement on the form provided by the Company and filing it with the Plan Coordinator on or before the 15th day of the month preceding the Offering Date, unless a later time for filing the Subscription Agreement is set by the Board or the Committee for all Eligible Employees with respect to a given Offering Period (and in any event, not before the effective date of the Registration Statement). The Subscription Agreement shall set forth the dollar amount to be paid as Contributions pursuant to the Plan, such amount to be paid derived from payroll deductions from the Participant’s Compensation or as otherwise provided in accordance with Section 6. The Board or the Committee shall establish a Contribution limitation not to exceed the maximum amount allowed under Section 423(b)(8) of the Code (and if no such limitation is established, it shall be deemed to be such maximum amount allowed under Section 423(b)(8) at the time an option is granted under the Plan).

(b) Payroll Deductions. Payroll deductions shall commence on the first payroll following the Offering Date and shall end on the last payroll paid on or prior to the last day in the Purchase Period of the Offering Period to which the Subscription Agreement is applicable, unless sooner terminated by the Participant as provided in Section 10 of this Plan.

6. Method of Payment of Contributions.

(a) Funding Methods. A Participant may fund his or her Contributions to the Plan by any of the following methods, to the extent permitted by the Board or the Committee:

(i) Payroll Deductions. Electing to have Compensation deducted from each of his or her biweekly (or other periodic) paychecks during the Offering Period, and all such payroll deductions made by a Participant shall be credited to his or her account under the Plan; or

(ii) Other Methods. Utilizing such other funding method or methods as the Board or the Committee may from time to time approve, and as may be (1) permitted under applicable laws, regulations or stock exchange or trading system rules, and (2) consistent with the tax treatment of the Plan under the Code.

(b) Withdrawal; Decrease in Deductions. A Participant may discontinue his or her participation in the Plan by filing a Notice of Withdrawal, as provided in Section 10 of this Plan, or, on one occasion only during the Offering Period (or more frequently if the Board or the Committee determines the necessity for such), may decrease the rate of his or her Contributions during the Offering Period by completing and filing with the Plan Coordinator a new Subscription Agreement. The change in rate shall be effective as of the beginning of the next calendar month following the date of filing of the new Subscription Agreement, if the agreement is filed on or before the 15th of the month preceding such date (or any other amount of time as determined by the Board or the Committee) and, if not, as of the beginning of the next succeeding calendar month.

(c) Tax Limitations on Contributions. Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) herein, a Participant’s Contributions may be decreased to 0% of his or her payroll at such time during any Offering Period which is scheduled to end during the current calendar year that the aggregate of all Contributions accumulated with respect to such Offering Period and any other Offering Period ending within the same calendar year exceeds the maximum amount allowed under Section 423(b)(8) of the Code of Fair Market Value of stock (determined at the time an option is granted) (or 85% of such maximum amount to the extent that the purchase price is 85% of the Fair Market Value of such stock at the time an option is granted). Contributions shall recommence at the rate provided in such Participant’s Subscription Agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the Participant as provided in Section 10 hereof.

7. Grant of Option; Option Price. On the Offering Date of each Offering Period, each Eligible Employee participating in such Offering Period shall be granted an option to purchase on each Purchase Date a number of shares of the Company’s Common Stock determined by dividing such Eligible Employee’s Contributions accumulated prior to such Purchase Date and retained in the Participant’s account as of the Purchase Date by the lesser of (i) eighty-five percent (85%) of the Fair Market Value of a share of the Company’s Common Stock on the Offering Date, or (ii) eighty-five percent (85%) of the Fair Market Value of a share of the Company’s Common Stock on the Purchase Date; provided however, that the purchase shall be subject to limitations set forth in Sections 3(b) and 13. The Fair Market Value of a share of the Company’s Common Stock shall be determined as provided in Section 2(l) of this Plan.

8. Exercise of Option. Unless a Participant withdraws or is deemed to have withdrawn from the Plan as provided in Sections 10 or 11 hereof, his or her option for the purchase of shares will be exercised automatically on each Purchase Date within an Offering Period, and the maximum number of full shares subject to the option will be purchased at the applicable option price with the accumulated Contributions in his or her account. The shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the Participant on the Purchase Date. During his or her lifetime, a Participant’s option to purchase shares hereunder is exercisable only by him or her.

9. Delivery. As promptly as practicable after each Purchase Date within each Offering Period, the Company shall arrange the delivery to each Participant’s designated brokerage account, as appropriate, of a certificate or book-entry deposit representing the shares purchased upon exercise of his or her option. Any cash remaining to the credit of a Participant’s account under the Plan after a purchase by him or her of shares at the termination of each Purchase Period, or which is insufficient to purchase a full share of Common Stock of the Company, shall be carried over to the next Purchase Period if the Eligible Employee continues to participate in the Plan, or if the Eligible Employee does not continue to participate, shall be returned to said Participant.

10. Voluntary Withdrawal; Termination or Change of Employment Status.

(a) Withdrawal. A Participant may withdraw all but not less than all the Contributions credited to his or her account under the Plan at any time prior to each Purchase Date by giving written notice to the Company via a Notice of Withdrawal in such form as the Plan Coordinator shall reasonably require. All of the Participant’s Contributions credited to his or her account will be paid to him or her promptly after receipt of his or her Notice of Withdrawal and his or her option for the current period will be automatically terminated, and no further Contributions for the purchase of shares may be made during the Offering Period.

(b) Termination of Employment; Change in Status. Upon termination of a Participant’s Continuous Status as an Eligible Employee prior to the Purchase Date within an Offering Period for any reason, including without limitation voluntary or involuntary termination of employment, retirement or death, the Contributions credited to such Participant’s account will be returned to him or her or, in the case of his or her death, to the person or persons entitled thereto under Section 15 hereof, and his or her option will be automatically terminated.

(c) Subsequent Offerings. A Participant’s withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in a succeeding Offering Period or in any similar plan which may hereafter be adopted by the Company.

11. Automatic Withdrawal and Reset. To the extent permitted by applicable laws, regulations or stock exchange or trading system rules, if the Fair Market Value of the shares on the first Purchase Date of any Offering Period which contains more than one Purchase Date is less than the Fair Market Value of the shares on the Offering Date for such Offering Period, then every Participant shall automatically (i) be deemed to have withdrawn from such Offering Period at the close of such Purchase Date and after the acquisition of shares for such Purchase Period, and (ii) be deemed to have enrolled in a new Offering Period commencing on the first business day subsequent to such Purchase Period.

12. Interest. No interest shall accrue on the Contributions of a Participant in the Plan, whether utilized to purchase shares or repaid to the Participant.

13. Company Common Stock.

(a) Shares Subject to the Plan. The maximum number of shares of the Company’s Common Stock which shall be made available for sale under the Plan shall be 2,000,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 19 hereof. If the total number of shares which would otherwise be subject to options granted pursuant to Section 7(a) hereof on the Offering Date of an Offering Period exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available for option grant in as uniform a manner as shall be practicable and as it shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each Eligible Employee affected thereby and shall similarly reduce the rate of Contributions, if necessary. The Plan shall automatically terminate immediately after the Purchase Date as of which the supply of available shares is exhausted.

(b) No Rights as a Stockholder. The Participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.

(c) Issuance and Delivery. Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant or in the name of the Participant and his or her spouse and delivered or credited in book-entry form to the Participant’s brokerage account.

14. Administration. The Board, or the Committee by delegated authority from the Board, shall supervise and administer the Plan and shall have full power to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of the Plan and not inconsistent with the Plan, to construe and interpret the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. The Board’s or the Committee’s interpretations and decisions in respect of the Plan, the rules and regulations pursuant to which it is operated, and the rights of Participants hereunder shall be final and conclusive. The Board or the Committee may appoint and remove the Plan Coordinator in its discretion, and may delegate such administrative or ministerial duties to him or her as it shall determine.

15. Designation of Beneficiary.

(a) Beneficiary Designation. A Participant may make a written designation, on his or her Subscription Agreement, of a beneficiary who is to receive shares and cash, if any, from the Participant’s account under the Plan in the event of such Participant’s death subsequent to the end of a Purchase Period but prior to delivery to him or her of such shares and cash. In addition, a Participant may make a written designation, on his or her Subscription Agreement, of a beneficiary who is to receive any cash from the Participant’s account under the Plan in the event of such Participant’s death prior to the Purchase Date of an Offering Period.

(b) Changes; No Beneficiary Designated. Such designation of beneficiary may be changed by the Participant at any time by written notice on a subsequent or amended Subscription Agreement. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant’s death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the Participant.

16. Transferability. Neither Contributions credited to a Participant’s account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 15 hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 10 hereof.

17. Use of Funds. All Contributions received or held by the Company under the Plan are general assets of the Company, free of any trust or other restriction, and may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such

Contributions. All references in this Plan to Participants’ Plan “accounts” shall be deemed to mean the hypothetical, unfunded bookkeeping accounts maintained on the Company’s records for the administration of the Plan.

18. Reports. Each Participant in the Plan will be entitled to a statement of account promptly following the Purchase Date. Such statements will set forth the amount of Contributions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

19. Adjustments Upon Changes in Capitalization; Corporate Transactions.

(a) Adjustment. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the “Reserves”), as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration”. Such adjustment shall be made by the Board or the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

(b) Corporate Transactions. In the event of the proposed dissolution or liquidation of the Company, any Offering Period then in progress will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board or the Committee. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board or the Committee determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Purchase Date (the “New Purchase Date”). If the Board or the Committee shortens the Offering Period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board or the Committee shall notify each Participant in writing, at least ten (10) days prior to the New Purchase Date, that the Purchase Date for his or her option has been changed to the New Purchase Date and that his or her option will be exercised automatically on the New Purchase Date, unless prior to such date he or she has withdrawn from the Offering

Period as provided in Section 10 hereof. For purposes of this Section 19(b), an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board or the Committee may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent having a fair market value equal to the per share consideration received by holders of Common Stock in the sale of assets or merger.

The Board or the Committee may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

20. Amendment or Termination.

(a) Power to Amend or Terminate. The Board may at any time terminate or amend the Plan. Except as provided in Section 19 hereof or as otherwise required by law, no such termination may affect options previously granted, nor may an amendment make any change in any option theretofore granted which adversely affects the rights of any Participant. In addition, to the extent necessary to comply with Section 423 of the Code, the Company shall obtain stockholder approval of any amendment in such a manner and to such a degree as so required. No amendment may increase the number of shares reserved for purposes of the Plan and no amendment shall allow any person who is not an Eligible Employee to become a Participant, without the approval of the stockholders of the Company.

(b) Plan Administration. Without stockholder approval and without regard to whether any Participant rights may be considered to have been adversely affected, the Board or the Committee shall be entitled, without limitation, to limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish limits on Participant Contributions expressed as a percentage of Compensation or otherwise, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant’s Compensation, and establish such other limitations or procedures as the Board or the Committee determines in its sole discretion as advisable and which are consistent with the Plan.

(c) Stockholder Approval. If the requisite stockholder approval of this Plan is not received at the Company’s 2009 Annual Meeting of Stockholders, or at any adjournment or postponement thereof, held during the initial Offering Period and Purchase Period hereunder, this Plan will automatically terminate as of the final adjournment of such meeting, all outstanding options under the Plan will thereupon be deemed to expire unexercised, and all Contributions will be returned to the Participants in accordance with Section 10 hereof.

21. Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof. All notices or other communications to a Participant under or in connection with the Plan shall be deemed effective if sent or given to the Participant at his or her home or business address on the records of the Company, including if sent by electronic transmission.

22. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply to the reasonable satisfaction of the Company with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or trading system upon which the shares may then be listed or quoted.

As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

23. Additional Restrictions of Rule 16b-3. The terms and conditions of options granted hereunder to, and the purchase of shares by, persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3 or any successor rule. The Plan shall be deemed to contain, and such options shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 or any successor rule to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

24. ERISA Status of Plan. The Plan is not intended and shall not be construed to constitute an “employee benefit plan” within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended.

25. Miscellaneous Provisions.

(a) Governing Law. Except to the extent preempted by any applicable federal law, the Plan and the options granted hereunder shall be construed and administered in accordance with the laws of the State of Delaware, without reference to the principles of conflicts of laws thereunder.

(b) Severability. In the event any provision of the Plan shall be held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions hereof, and the Plan shall be construed or enforced as though the illegal or invalid provision had not been included.

(c) Headings. The section headings of the Plan are for reference only. In the event of a conflict between a section heading and the content of a section of the Plan, the content to the section shall control.

26. Effective Date; Term of Plan. The Plan became effective on December 9, 2008, upon its adoption by the Committee pursuant to delegated authority from the Board. The Plan shall continue in effect through December 31, 2018, unless sooner terminated under Sections 13 or 20 hereof.

*    *    *